Exhibit 99.1

Investor Relations Contact:

Jim Pirak

(425) 256-8284

jim.pirak@symetra.com

Media Relations Contact:

Diana McSweeney

(425) 256-6167

diana.mcsweeney@symetra.com

Symetra Financial Corporation Issues Outlook for 2012

BELLEVUE, Wash. — (Dec. 9, 2011) — Symetra Financial Corporation (NYSE: SYA) today announced its earnings outlook for 2012. The company expects to generate 2012 adjusted operating income per diluted share1 of $1.25-$1.40.

The earnings guidance is based on the following assumptions:

•	Sustained strength in the company’s balance sheet and core businesses, including medical stop-loss insurance and fixed annuities.

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Continued investment in Symetra’s “Grow & Diversify” initiatives, which include the transition of American United Life’s medical stop-loss business to Symetra and the build-out of the company’s group life and disability income insurance business; ongoing development of a new variable annuity product without living benefits; and expansion of Symetra’s individual and institutional life insurance product portfolio and distribution network. Investments in these areas are expected to impact adjusted operating income by approximately $0.08 per diluted share in 2012.

•	Implementation of the Deferred Acquisition Cost (DAC) accounting change, which is expected to reduce adjusted operating income by $0.03-$0.04 per diluted share in 2012.

Among the factors that could drive actual results toward the upper end, middle or lower end of the guidance range are changes in the interest rate environment; Benefits Division (formerly known as “Group”) loss ratio relative to long-term target; timing and success of product launches; amount of issuance and yields on commercial mortgage loans; returns on alternative investment portfolio; mortality experience; life and annuity sales levels; and achievement of target cash balances.

“In 2012, we will work to maintain our market leadership positions in medical stop-loss insurance and fixed annuity sales through banks while pursuing new initiatives to grow and diversify the company,” said Tom Marra, Symetra president and chief executive officer. “Through these new initiatives, we aim to generate incremental growth over time, primarily from non-interest-rate-sensitive earnings sources. Our strong balance sheet will provide the foundational support we need to build long-term value for our shareholders, customers, business partners and employees.”

Webcast Conference Call Today at 10 a.m., Eastern Time

Symetra CEO Tom Marra and Chief Financial Officer Margaret Meister will host an investor and analyst conference call today, Dec. 9, 2011, at 10 a.m., Eastern Time (7 a.m., Pacific Time), to discuss Symetra’s 2012 outlook and answer questions. Presentation slides will be available on Symetra’s website at http://investors.symetra.com an hour before the conference call.

The conference call will be available live by phone and Internet. To listen by phone, dial 1-888-680-0865. For international callers, dial 617-213-4853. The passcode is 13041241. Participants are encouraged to pre-register for the call at www.symetra.com/conferencecall. Pre-registrants will be issued a PIN number to use when dialing into the live call, which will provide quick access to the conference by bypassing the operator.

To listen to a live webcast of the conference call, go to http://investors.symetra.com. Listeners should go to the website at least 15 minutes before the call and test the compatibility of their computer. Links will be available to download any necessary audio software.

A replay of the call will be available at approximately 1 p.m., Eastern Time (10 a.m., Pacific Time) on Dec. 9, 2011, by dialing
1-888-286-8010. For international callers, dial 617-801-6888. The passcode is 41103744. The replay will be available by phone until Dec. 16, 2011. To access the replay of the conference call over the Internet, visit http://investors.symetra.com.

Non-GAAP Financial Measures

1 Adjusted operating income per diluted share is defined as adjusted operating income (which is net income, excluding after-tax net investment gains or losses and including after-tax net investment gains or losses on fixed indexed annuity options) divided by diluted common shares outstanding. Net income per diluted share and net income are the most directly comparable GAAP measures to adjusted operating income per diluted share and adjusted operating income.

About Symetra

Symetra Financial Corporation (NYSE: SYA) is a diversified financial services company based in Bellevue, Wash. In business since 1957, Symetra provides employee benefits, annuities and life insurance through a national network of benefit consultants, financial institutions, and independent agents and advisors. For more information, visit www.symetra.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of current or historical facts included or referenced in this release that address activities, events or developments that we expect or anticipate will or may occur in the future, are forward-looking statements. The words “will,” “believe,” “intend,” “plan,” “expect,” “anticipate,” “project,” “estimate,” “predict,” “potential” and similar expressions also are intended to identify forward-looking statements. These forward-looking statements include, among others, statements with respect to Symetra’s:

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estimates or projections of revenues, net income (loss), net income (loss) per share, adjusted operating income (loss), adjusted operating income (loss) per share, market share or other financial forecasts;

•	trends in operations, financial performance and financial condition;

•	financial and operating targets or plans; and

•	business and growth strategy, including prospective products, services and distribution partners.

These statements are based on certain assumptions and analyses made by Symetra in light of its experience and perception of historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate under the circumstances. Whether actual results and developments will conform to Symetra’s expectations and predictions is subject to a number of risks, uncertainties and contingencies that could cause actual results to differ materially from expectations, including, among others:

•	the effects of fluctuations in interest rates and a prolonged low interest rate environment;

•	general economic, market or business conditions, including further economic downturns or other adverse conditions in the global and domestic capital and credit markets;

•	investment losses;

•	recorded reserves for future policy benefits and claims subsequently proving to be inadequate or inaccurate;

•	deviations from assumptions used in setting prices for insurance and annuity products or establishing cash flow testing reserves;

•	continued viability of certain products under various economic and other conditions;

•	market pricing and competitive trends related to insurance products and services;

•	changes in amortization of deferred policy acquisition costs and deferred sales inducements;

•	financial strength or credit ratings downgrades;

•	the availability and cost of capital and financing;

•	the continued availability and cost of reinsurance coverage;

•	changes in laws or regulations, or their interpretation, including those that could increase Symetra’s business costs and required capital levels;

•	the ability of subsidiaries to pay dividends to Symetra;

•	the ability of the new executive leadership team to successfully implement business strategies;

•	the effects of implementation of the Patient Protection and Affordable Care Act;

•	the effects of implementation of the Dodd-Frank Wall Street Reform and Consumer Protection Act;

•	the effects of implementation of the new accounting standard for deferred acquisition costs; and

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the risks that are described from time to time in Symetra’s filings with the U.S. Securities and Exchange Commission, including those in Symetra’s 2010 Annual Report on Form 10-K and 2011 quarterly reports on
Form 10-Q.

Consequently, all of the forward-looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Symetra will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Symetra or its business or operations. Symetra assumes no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events or otherwise.

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